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                                                                  EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
Nos. 333-20387 and 333-45643 both on Form S-8 of our report dated February 5, 2001 (March 30, 2001 as to Note 11), appearing in this Annual Report on
Form 10-K of Metro One Telecommunications, Inc. for the year ended December 31, 2000.


DELOITTE & TOUCHE LLP

Portland, Oregon
March 30, 2001